EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2): [___]

                        FIRST TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

     United States                                    36-4046888
(Jurisdiction of Incorporation)            (I.R.S. Employer Identification No.)

11 E. Wacker Drive, Suite 3000
         Chicago, Illinois                                 60601
(Address of Principal Executive Offices)                 (Zip Code)

                              Mr. Steven E. Charles
                                 Vice President
                        First Trust National Association
                         11 E. Wacker Drive, Suite 3000
                             Chicago, Illinois 60601
                                 (312) 228-9418
            (Name, address and telephone number of agent for service)


                            INDIANA GAS COMPANY, INC.
               (Exact name of obligor as specified in its charter)

                  Indiana                              35-0793669
         (State of Incorporation)          (I.R.S. Employer Identification No.)

     1630 N. Meridian Street
        Indianapolis, Indiana                          46202
(Address of Principal Executive Offices)             (Zip Code)

                                 Debt Securities
                         (Title of Indenture Securities)

                                     GENERAL

Item 1.           GENERAL INFORMATION

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes

Item 2.           AFFILIATIONS WITH THE OBLIGOR

         If the obligor is an affiliate of the Trustee, describe each such affiliation.

                           None.  See Note following Item 16.

Items 3-15.

                           Items 3 - 15 are not applicable because, to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.          LIST OF EXHIBITS

         List below all exhibits filed as a part of this statement of eligibility.

                  1.       Copy of Articles of Incorporation.*

                  2.       Copy  of   Certificate   of   Authority  to  Commence
                           Business.**

                  3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).**

                  4.       Copy of existing By-Laws.***

                  5.       Not applicable.

                  6. The consents of the Trustee required by Section 321(b) of the Act.

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



                  7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.***

                  8.       Not applicable.

                  9.       Not applicable.
--------

*        INCORPORATED BY REFERENCE TO FILE NUMBER 333-19025

**       INCORPORATED BY REFERENCE TO FILE NUMBER 33-64175

***      INCORPORATED BY REFERENCE TO FILE NUMBER 333-26727


                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


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



                                                     SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 30th day of October, 1997.


                                                FIRST TRUST NATIONAL ASSOCIATION



                                                /s/ Steven E. Charles
                                                --------------------------------
                                                Steven E. Charles
                                                Vice President


ATTEST:

/s/ David S. Vick
---------------------------------------
David S. Vick
Assistant Secretary





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


                                                                       EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: October 30, 1997

                                              FIRST TRUST NATIONAL ASSOCIATION


                                              /s/ Steven E. Charles
                                              ----------------------------------
                                              Steven E. Charles
                                              Vice President





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